SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                           -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2012

                   PATRIOT TRANSPORTATION HOLDING, INC.
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         (Exact name of registrant as specified in its charter)



    FLORIDA
0-17554
59-2924957
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(State or other                (Commission             (I.R.S. Employer
jurisdiction                    File Number)           Identification No.)
of incorporation)






501 Riverside Avenue, Suite 500                              32202
Jacksonville, Florida

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(Address of principal executive offices)	            (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     CURRENT REPORT ON FORM 8-K

                 PATRIOT TRANSPORTATION HOLDING, INC.

                          February 3, 2012


ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	On February 2, 2011, Patriot Transportation Holding, Inc.
(the "Company") held its 2012 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,286,610 shares entitled to be voted. 8,872,104 shares were represented in person or by proxy at the meeting.
 At the Annual Meeting:

	(1)	The shareholders voted to elect each of the three (3)
director nominees.

	(2)	The shareholders voted to ratify the Audit Committee's
selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2012.

	(3)	The shareholders approved on an advisory bases of the
compensation of the Company's named executive officers as disclosed in the proxy statement.

	The Company's inspector of elections certified the following vote tabulations:


Board of Directors

		      % Voted			      Broker
Nominee	   		For	 For	   Withheld  Non-Votes
--------              -------    ---       --------  ---------

John D. Baker II       93.8%   7,270,464    479,862  1,121,778
Luke E. Fichthorn III  94.9%   7,356,486    393,840  1,121,778
H.W. Shad III	       99.7%   7,730,735     19,591  1,121,778


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Independent Auditor

Ratification of independent auditor

    	% Votes For	For	Against	 Withheld
        -----------   ------   --------  --------
          99.8%      8,858,670  13,404      30

Executive Compensation

Advisory vote on executive compensation

	%Votes For    For     Against   Withheld  Broker Non-Vote
        ----------    ---     -------   --------  ---------------
           99.5%   7,704,755  39,795 	 5,776       1,121,778

The Board of Directors has determined to hold an annual shareholder advisory vote on executive compensation until the next required vote on the frequency of shareholder advisory votes on executive corporation.


                             SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.

Date:  February 2, 2012		By:  /s/ John D. Milton, Jr.

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				John D. Milton, Jr.
				Vice President, and Chief Financial
                                 Officer



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